SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 28, 2003


                            WILMINGTON REXFORD, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-28879               98-0348508
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)         Identification No.)


         3753 HOWARD HUGHES PARKWAY, SUITE 200, LAS VEGAS, NEVADA 89109
               (Address of principal executive offices) (Zip Code)


                                 (818) 591-1330
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)







Exhibit index on consecutive page 3


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Kaufman, Rossin & Co., P.A., previously the independent auditors for Wilmington Rexford, Inc. (the "Registrant"), resigned as of August 28, 2003. On September 22, 2003, the board of directors of the Registrant approved the engagement of Beckstead and Watts, LLP to audit the financial statements for the fiscal year ended September 30, 2003. During the two most recent fiscal years and the subsequent interim period, neither the Registrant nor anyone on its behalf consulted Beckstead and Watts, LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.

         The audit report of Kaufman, Rossin & Co., P.A. on the financial statements of the Registrant as of and for the fiscal year ended September 30, 2002 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except as follows:

         The audit report of Kaufman, Rossin & Co., P.A. on the financial statements of the Registrant as of and for the fiscal year ended September 30, 2002 contained a separate paragraph stating: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has incurred substantial losses and negative cash flows from operations since inception. In the absence of achieving positive cash flows from operations or obtaining additional debt or equity financing, the Company may have difficulty meeting obligations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans are also discussed in Note 2. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company can not continue in existence."

         During the Registrant's two most recent fiscal years and the subsequent interim period ending August 28, 2003, there were no disagreements between the Registrant and Kaufman, Rossin &Co., P.A. on any matter of accounting principles or practices, financial statement




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


         disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Kaufman, Rossin & Co., P.A., would have caused that firm to make reference to the subject matter of the disagreement in connection with its audit report. The Registrant has requested Kaufman, Rossin & Co., P.A. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 24, 2003, is filed as Exhibit 16.1 to this Form 8-K.

         There  were no other  "reportable  events" as that term is described in
         Item 304(a)(1)(iv) of Regulation S-B occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending August 28, 2003.

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Not Applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information:  Not applicable

         (c)      Exhibits:

                  REGULATION
                  S-B NUMBER                         DOCUMENT

                     16.1               Letter from Kaufman, Rossin & Co., P.A.

ITEM 8.       CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.       REGULATION FD DISCLOSURE

         Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not applicable.



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ITEM 11.      TEMPORARY  SUSPENSION  OF  TRADING  UNDER  REGISTRANT'S   EMPLOYEE
              BENEFIT PLANS

         Not applicable.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WILMINGTON REXFORD, INC.


September 24, 2003             By:  /s/ GARRETT K. KRAUSE
                                  ----------------------------------------------
                                      Garrett K. Krause, Chairman & CEO


















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